UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2024

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut

06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 849-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, the shareholders of Xerox Holdings Corporation (the “Company”) approved the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “2024 Annual Meeting”). The Company’s shareholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The Plan was previously adopted by the Company’s Board of Directors, subject to shareholder approval.

The Plan replaces the Xerox Holdings Corporation Performance Incentive Plan and the Xerox Holdings Corporation 2004 Equity Compensation Plan for Non-Employee Directors, both as previously approved by the Company’s shareholders. The material terms of the Plan were described in the Company’s definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 11, 2024, under the caption “Proposal 4 – Proposal to Approve the Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan”. The Plan authorizes the grants of equity-based incentive awards to employees of the Company or any entity in which the Company has a significant equity interest and any non-employee directors of the Company, as more fully described in the Proxy Statement.

The above description of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

Set forth below are the matters on which the Company’s shareholders voted at the 2024 Annual Meeting, along with final voting results, as reported by the Company’s independent inspector of election.

1.	Election of Directors. All nominees for director were elected.

Name	For	Against	Abstain	Non-Votes
Steven J. Bandrowczak	94,867,066	676,019	223,423	13,759,453
John G. Bruno	93,387,937	2,105,187	273,384	13,759,453
Tami A. Erwin	94,872,514	690,020	203,974	13,759,453
Priscilla Hung	94,287,346	1,155,471	323,691	13,759,453
Scott Letier	93,307,789	2,259,982	198,737	13,759,453
Nichelle Maynard-Elliott	93,615,792	1,951,220	199,496	13,759,453
Edward G. McLaughlin	94,904,360	659,912	202,236	13,759,453
John J. Roese	94,905,596	653,870	207,042	13,759,453
Amy Schwetz	86,403,909	9,161,734	200,865	13,759,453

2.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non-Votes
105,407,552	3,276,289	842,120	0

3.

Approval, on an advisory basis, of the 2023 compensation of the Company’s Named Executive Officers (“NEOs”), as defined and disclosed in Company’s proxy statement in connection with the 2024 Annual Meeting. The 2023 compensation of the Company’s NEOs was approved, on an advisory basis.

For	Against	Abstain	Non-Votes
91,471,588	3,572,382	722,538	13,759,453

4.	Proposal to approve the Company’s 2024 Equity and Performance Incentive Plan. The 2024 Equity and Performance Incentive Plan was approved.

For	Against	Abstain	Non-Votes
92,024,673	3,024,648	717,187	13,759,453

5.	Shareholder proposal for shareholder approval of golden parachute agreements, if properly presented at the annual meeting. The proposal regarding golden parachute agreements was not approved.

For	Against	Abstain	Non-Votes
39,670,182	55,369,231	727,095	13,759,453

6.	Shareholder proposal for an amended director resignation bylaw, if properly presented at the annual meeting. The proposal for the amended director resignation bylaw was not approved.

For	Against	Abstain	Non-Votes
23,528,918	71,447,421	790,169	13,759,453

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Xerox Holdings Corporation 2024 Equity and Performance Incentive Plan (Incorporated by reference to Annex A to Xerox Holdings Corporation’s Proxy Statement on Schedule 14A dated April 11, 2024. See SEC File Number 001-39013)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX HOLDINGS CORPORATION

	By:	/s/ Eric Risi
Eric Risi
Date: May 28, 2024		Assistant Secretary